Operating Leases	12 Months Ended
Dec. 31, 2025
Operating Leases [Abstract]
Operating Leases
(17)	Operating leases

The Company has committed to rent premises used in business operations under non-cancelable operating leases and determines if an arrangement meets the definition of a lease upon inception.  Operating leases are included in operating lease right-of-use (“ROU”) assets and operating lease liabilities on the Company’s Consolidated Statements of Condition.

Operating lease ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease.  Operating lease ROU assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term.  The Company’s leases do not provide an implicit rate, therefore the Company used its incremental collateralized borrowing rates commensurate with the underlying lease terms to determine present value of operating lease liabilities.  Additionally, the Company does allocate the consideration between lease and non-lease components.  The Company’s lease terms may include options to extend when it is reasonably certain that the Company will exercise that option.  Lease expense for lease payments is recognized on a straight-line basis over the lease term.  Variable lease components, such as fair market value adjustments, are expensed as incurred and not included in ROU assets and operating lease liabilities.  Leases with an initial term of 12 months or less are not recorded on the balance sheet; we recognize lease expense for these leases on a straight-line basis over the lease term. As of December 31, 2025, the Company did not have any leases with terms of twelve months or less.

As of December 31, 2025 the Company did not have any leases for which any related construction had not yet started.  At December 31, 2025 lease expiration dates ranged from three months to 18.8 years and have a weighted average remaining lease term of 8.2 years.  Certain leases provide for increases in future minimum annual rental payments as defined in the lease agreements.  As mentioned above the leases generally also include variable lease components which include real estate taxes, insurance, and common area maintenance (“CAM”) charges in the annual rental payments.

Other information related to leases was as follows:

(dollars in thousands)	2025	2024	2023
Operating lease cost	$8,034	$8,422	$8,165
Variable lease cost	2,535	2,232	2,226
Total Lease costs	$10,569	$10,654	$10,391

Supplemental cash flows information:
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$8,623	$8,524	$8,393

Right-of-use assets obtained in exchange for lease obligations:	$3,657	$2,980	$2,487

Weighted average remaining lease term (years)	8.2	8.3	8.5
Weighted average discount rate	3.4%	3.2%	3.1%
Future minimum lease payments under non-cancellable leases as of December 31, 2025 were as follows:

(dollars in thousands)
Year ending Decemebr 31,
2025	$8,046
2026	6,764
2027	5,579
2028	4,204
2029	3,131
Thereafter	14,070
Total lease payments	$41,794
Less: Interest	5,403
Present value of lease liabilities	$36,391

A member of the Board of Directors has an ownership interest in five entities that own commercial real estate leased by the Company for use as branch locations.  Total future lease payments from the Company to those entities, which are included in the table above, at December 31, 2025, were $1.9 million, which includes interest in the amount of $171 thousand.  The Company paid total rent and fees to these entities in the amounts of $577 thousand, $564 thousand, and $534 thousand for the years ended December 31, 2025, 2024, and 2023, respectively. As of December 31, 2025 and 2024, the Company had no amounts outstanding due to the entities.

As of December 31, 2025 and 2024, the operating lease right-of-use asset was $33.6 million and $36.6 million, respectively.